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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  February 2, 2005
                                                         (February 1, 2005)
                                                         ------------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                           0-13507             34-1395608
              ----                           -------             ----------
  (State or other jurisdiction             (Commission          (IRS Employer
of incorporation or organization)          File Number)      Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

         On February 1, 2005, Rurban Financial Corp. (the "Company") issued a news release announcing that it had received approval from the Federal Reserve Bank and the Ohio Department of Financial Institutions to pay a first quarter common stock dividend to its shareholders. The Company's Board of Directors declared a dividend of $0.05 per share to shareholders of record on February 11, 2005, payable on February 25, 2005. A copy of the February 1, 2005 news release is attached as Exhibit 99 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits


         Exhibit No.                         Description
         -----------                         -----------
            99            News Release issued by Rurban Financial Corp. on
                          February 1, 2005.


   [Remainder of page intentionally left blank; signature on following page.]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RURBAN FINANCIAL CORP.


Dated:  February 2, 2005                    By: /s/ James E. Adams
                                                -------------------------
                                                James E. Adams
                                                Executive Vice President and
                                                Chief Financial Officer




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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated February 2, 2005

                             Rurban Financial Corp.



Exhibit No.                           Description
-----------                           -----------
   99                News Release issued by Rurban Financial Corp. on
                     February 1, 2005.



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